UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2010
______________________________

Bristow Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31617	72-0679819
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification Number)

2000 W. Sam Houston Pkwy. S.,		77042
Suite 1700		(Zip Code)
Houston, Texas
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 267-7600

Former Name or Former Address, if Changed Since Last Report:

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders was held on August 4, 2010.  Matters voted on at the meeting consisted of:

1.	For the election of directors, all nominees were approved. The results were as follows:

Nominee	For	Withheld
Thomas N. Amonett	32,221,518	721,334
Stephen J. Cannon	32,371,713	571,139
William E. Chiles	32,460,566	482,286
Michael A. Flick	32,235,333	707,519
Ian A. Godden	32,492,052	450,800
Thomas C. Knudson	32,458,515	484,337
John M. May	30,781,052	2,161,800
Bruce H. Stover	32,253,864	688,988
Ken C. Tamblyn	32,372,383	570,469
William P. Wyatt	32,474,504	468,348

2.	Proposal to approve Amendment No. 1 to the Company’s 2007 Long Term Incentive Plan. The results were as follows:

For	Against	Abstain	Broker No-Vote
30,370,538	2,565,036	7,278	0

3.	Proposal to approve and ratify the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending March 31, 2011. The results were as follows:

For	Against	Abstain	Broker No-Vote
33,745,038	679,468	5,805	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2010

BRISTOW GROUP INC.
(Registrant)

By: /S/ Randall A. Stafford
Randall A. Stafford
Vice President, General
Counsel and Corporate Secretary